SEMI-ANNUAL REPORT

Boyle Marathon Fund

December 31, 1999

February 12, 1999

Dear Fellow Shareholders,

Enclosed is our semi-annual report to shareholders. We are very pleased to bring you these results. From April 1 through December 31, 1998, our Fund was ahead 23.8%, compared with the S&P 500 Index's gain of 11.5%. Even more dramatic was the performance of our fund when you add in the month of January 1999. In January alone, we were ahead 17.58%! That made us the 39th best performing fund of the 10,293 funds tracked by Morningstar! So, what does that mean in dollars and cents? An investment of $10,000 with our fund on April 1, 1998 was worth $14,557 on January 31, 1999, a 45.6% gain. The same investment in the S&P 500 Index was worth $11,606, a gain of 16%. The chart below is a timeline of the results.

Chart of Performance of $10,000 from April 1, 1998
To January 31, 1999 with the Marathon Fund compared
To the Standard & Poor's 500 Index

We use old-fashioned investment techniques, selecting the best companies in the fastest growing industries. We avoid foreign companies, buying on margin, short selling, futures, options, and high portfolio turnover. We are investing for the 3-5 year period. While there are no guarantees about the future, we are proud that we have outperformed the S&P 500 Index and 95% or more of all mutual funds through January 31, 1999.

We take this opportunity to remind you to fund your Individual Retirement Accounts before April 15, 1999. If you need forms or if you have any questions, please call us at 1-415-693-0800 or toll free at 1-888-88-BOYLE or by e-mail at MJBoyle@aol.com. We also remind to visit our web site [www.boylefund.com] to read our daily commentary on the stock market and other matters.

Sincerely yours,

/S/ Michael and Joanne Boyle
_____________________

Michael and Joanne Boyle

Boyle Marathon Fund
Schedule of Investments
December 31, 1999 (unaudited)
Shares/Principal Amount		Market Value	% of Assets
Technology
2,000	America Online *	150,875
500	Apple Computer Inc.*	51,406
400	Applied Micro Circuits Corp*	50,900
200	Ariba Inc.*	35,475
200	Broadcom Inc.*	54,475
3,900	Cisco Systems Inc.*	417,788
200	CMG Inc.*	55,375
500	Commerce One Corp*	98,250
2,000	Dell Computer Corp.*	101,375
2,400	EMC Corporation*	262,200
2,400	Exodus Inc.*	213,150
300	Gateway 2000	21,619
1,400	Gemstar*	99,750
400	Hewlett-Packard Co.	45,575
400	Intel Corp.	32,925
2,400	JDS Uniphase*	387,150
1,000	Lucent Technologies	74,813
200	Micro-Muse Inc*	34,000
1,200	Microsoft Corp.*	140,100
400	Oracle Corp*	44,825
1,600	QUALCOM Inc.*	281,800
100	SDL, Inc.*	21,800
200	Siebel Systems Inc.*	16,800
2,000	Sun Microsystems*	154,875
200	Texas Instruments	19,375
1,100	Triquint Semiconductor Inc.*	122,375
200	Vertical Net*	32,800
700	Vitesse Semiconductor Inc.*	36,706
500	Yahoo! Inc.*	216,344
		3,274,900	79.55%
Retail
300	eBay*	37,556
2,400	Gap Inc.	110,400
3,000	Home Depot Inc.	205,688
2,000	Sharper Image Corp	25,375
1,300	Wal-Mart Stores Inc.	89,863
		468,881	11.39%
Pharmaceuticals
100	Bristol Myers Squibb Co.	6,419
250	Johnson & Johnson	23,281
400	Merck & Co. Inc.	26,825
		56,525	1.37%
Financial Services
300	CitiGroup, Inc.	16,669
2,000	E Trade Group *	52,250
100	Fedl National Mortgage Assoc.	6,244
2,000	Knight/Trimark*	92,000
2,000	Schwab (Charles) Corp.	76,750
		243,912	5.92%
Cash and Equivalents
64,389	Fountain Square Treasury	64,389	1.56%

	Total Investments (cost $1,355,549)	4,108,608	99.80%

	Other Assets Less Liabilities	8,236	0.20%

	Net Assets - Equivalent to $14.61 per share basied on 141,428 shares of capital stock outstanding (Note 4)	4,116,844	100.00%

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Assets and Liabilites
December 31, 1999 (unaudited)

Assets:
Investment Securities at Market Value	4,108,608
(Identified Cost - $2,271,442)
Cash	69,284
Receivables:
Dividends and Interest	682
Other Assets	6,235
Total Assets	4,184,809
Liabilities
Payables:
Accrued Expenses	26,095
Total Liabilities	26,095
Net Assets	4,158,714

Net Assets Consist of:
Capital Paid In	2,325,861
Undistributed Net Investment Income	(79,092)
Accumulated Realized Gain (Loss) on Investments - Net	74,779
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	1,837,166
Net Assets, for 194,915 Shares Outstanding	4,158,714

Net Asset Value and Redemption Price Per Share ($4,158,714/194,915 shares)	21.34
Offering Price Per Share	21.34

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Operations
For six months ending December 31, 1999 (unaudited)

Investment Income:
Dividends	1,400
Interest	4,770
Total Investment Income	6,170
Expenses
Management Fees (Note 2)	20,049
Administration Fee	13,365
Audit	4,224
Other expenses	942
Organizational Costs	1,019
Total Expenses	39,599

Net Investment Income	(33,429)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	219,253
Distribution of Realized Capital Gains from other Investment Companies	-
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	1,134,544
Net Realized and Unrealized Gain (Loss) on Investments	1,353,797

Net Increase (Decrease) in Net Assets from Operations	1,320,368

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Changes in Net Assets
(unaudited)	07/01/1999	07/01/1998
	to	to
	12/31/1999	06/30/1999
From Operations:
Net Investment Income	(33,429)	(42,465)
Net Realized Gain (Loss) on Investments	219,253	(77,692)
Net Unrealized Appreciation (Depreciation)	1,134,544	647,127
Increase (Decrease) in Net Assets from Operations	1,320,368	526,970
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	(66,782)	0
Net Increase (Decrease) from Distributions	(66,782)	0
From Capital Share Transactions:
Proceeds From Sale of Shares	798,831	554,178
Net Asset Value of Shares Issued on Reinvestment of Dividends	66,060	0
Cost of Shares Redeemed	(26,170)	0
	838,721	554,178

Net Increase in Net Assets	2,092,307	1,081,148
Net Assets at Beginning of Period	2,066,407	985,259
Net Assets at End of Period	4,158,714	2,066,407

Share Transactions:
Issued	52,232	8,415
Reinvested	3,100	1,321
Redeemed	(1,845)	-
Net increase (decrease) in shares	53,487	9,736
Shares outstanding beginning of period	141,428	11,738
Shares outstanding end of period	194,915	21,474

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Financial Highlights (unaudited)
Selected data for a share of common stock outstanding throughout the period:
	07/01/1999	07/01/1998	02/23/1998
	to	to	to
	12/31/1999	06/30/1999	06/30/1998
Net Asset Value -
Beginning of Period	14.61	10.31	10.00
Net Investment Income	(0.18)	(0.36)	(0.05)
Net Gains or Losses on Securities
(realized and unrealized)	7.26	4.66	0.36
Total from Investment Operations	7.08	4.30	0.31
Dividends
(from net investment income)	0.00	0.00	0.00
Distributions (from capital gains)	(0.35)	0.00	0.00
Return of Capital	0.00	0.00	0.00
Total Distributions	(0.35)	0.00	0.00
Net Asset Value -
End of Period	21.34	14.61	10.31
Total Return	48.45%	41.71%	8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,159	3,148	985

Ratio of Expenses to Average Net Assets*	2.92%	3.54%	6.59%
Ratio of Net Income to Average Net Assets*	(2.46)%	(3.13)%	(3.98)%
Portfolio Turnover Rate *	83.78%	64.44%	0.00%

*Annualized

Below are the total returns for the following peoids:
For 2/23/1998 to 12/31./1998 + 21.70%
For 1/1/1999 to 12/31/1999 +78.21%

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund
Notes to Financial Statements
December 31, 1999 (unaudited)

1.) Significant Accounting Policies

The Fund is a open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund’s investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

Security Valuation:

The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) Investment Advisory Agreement

The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund’s net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund.

3.) Related Party Transactions

Certain owners of Boyle Management and Research, Inc. are also owners and/or directors of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

4.) Capital Stock And Distribution

At December 31, 1999 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $2,325,861:

5.) Purchases and Sales of Securities

During the six months ending December 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,721,411 and $1,065,241 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.) Financial Instruments Disclosure

There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1999.

7.) Security Transactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
1,877,988	(40,822)	1,837,166

Board of Trustees
Michael J. Boyle, Chairman
Joanne E. Boyle
James A. Hughes, Jr.
Edward J. Loftus

Investment Adviser
Boyle Management and Research, Inc.
850 Powell Street, Suite 104
San Francisco, CA 94108

Dividend Paying Agent,
Shareholders’ Servicing Agent, Transfer Agent
Mutual Shareholder Services
1301 E. 9th St., Suite 1005
Cleveland, Ohio 44114

Custodian
Fifth Third Bank
Mutual Fund Services
38 Fountain Square Plaza
MD 1090E5
Cincinnati, Ohio 45263

Independent Auditors
McCurdy & Associates CPA’s, Inc.
27955 Clemens Rd
Westlake, Ohio 44145